Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 836,653	$ 749,453
Receivables
Notes receivable from participants	12,219	11,162
Employer contributions - match	744	709
Participant contributions	270	4
Unsettled trades	3	0
Total receivables	13,236	11,875
NET ASSETS AVAILABLE FOR BENEFITS	$ 849,889	$ 761,328